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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 1 to Registration Statement No. 333-28047 of Pacific Sunwear of California, Inc. on Form S-3, of our report dated March 11, 1997, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Costa Mesa, CA

June 6, 1997